HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
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                            SUPPLEMENT TO PROSPECTUS

                  DATED MAY 1, 2002, AS AMENDED AUGUST 1, 2002

                             FOR QUALIFIED PRODUCTS

As of the date hereof or the date state approval is received if later, Horace Mann Life Insurance Company began offering Internal Revenue Code (IRC) Section 457(b) eligible governmental plan annuity contracts (457(b) contracts). Listed below are the changes to the prospectus for 457(b) contracts.

The Ariel Fund and Ariel Appreciation Fund are not available as investment options for a 457(b) contract. As a result, references to these Funds do not apply to 457(b) contracts.

Page 4, "Who may purchase a Horace Mann Annuity offered by this Prospectus?" is revised to add that the contracts may be purchased to provide retirement benefits in connection with a 457(b) plan.

On page 13, under the heading "Purchasing the Contract," the following is added:

         "For a 457(b) plan the employer will purchase the contract on behalf of the employee. The employee will be required to complete an application and suitability form. The employee must also acknowledge receipt of the 457(b) disclosure form."

On page 5, under "What are the federal income tax consequences of investing in this contract?" and on page 16, under the heading "Surrender or Withdrawal Before Commencement of Annuity Period," references to "Section 403(b) contracts" are changed to "Section 403(b) or Section 457(b) contracts." The last paragraph of the "Surrender or Withdrawal Before Commencement of Annuity Period" discussion is amended as follows:

         "If you request a partial withdrawal from your 403(b) contract or from your employer's 401(k) plan using the safe harbor regulations of the IRC, there may be a suspension of contributions to all other plans of your employer for six months. You should consult with your plan administrator for further guidance before making a hardship withdrawal."

On page 21, under the heading "Contract Owners-Contributions," the following is added:

         "If the contract is used to fund a 457(b) plan, purchase payments may not exceed the lesser of $12,000 or 100% of includable compensation for 2003. Additional amounts may be contributed under one of two situations: when the contract owner is age 50 or older or in the last three years before normal retirement age. This limit only applies to the elective contributions made by the employee. Contributions made by an employer are permitted as long as they do not exceed the maximum permitted by IRC Section 457(b)(2)."

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On pages 21 and 22, under "Distributions Under Qualified Contracts," the following is added:

         "All distributions received from a 457(b) plan are includable in gross income in the year paid.

         Distributions may be paid only:

                  1.       In the calendar year the employee attains age 70 1/2;
                           or
                  2. When the employee separates from service with that employer; or
                  3. Upon an unforeseeable emergency as defined by the IRC and supporting regulations, and as permitted under the employer's plan."

On page 22, under the heading "Penalty Tax", the introductory language in the first paragraph is revised as follows:

         "Distributions to a contract owner under a qualified plan (except for a 457(b) plan) or traditional IRA are subject to a 10% penalty tax unless the distributions are received:"

Supplement dated January 23, 2003


                                                                       IA-017014